Summary Prospectus
January 31, 2023, as amended December 1, 2023

Wasatch Greater China Fund®
Investor: WAGCX — Institutional: WGGCX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at wasatchglobal.com. You can also get this information at no cost by calling 800.551.1700 or by sending an email to shareholderservice@wasatchfunds.com. The Fund’s prospectus and statement of additional information, each dated January 31, 2023, as supplemented from time to time, are incorporated by reference into this summary prospectus.
Investment Objective
The Fund’s investment objective is long-term growth of capital.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment.)	Investor Class Shares	Institutional Class Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Redemption Fee (as a % of amount redeemed on shares held 60 days or less)	2.00%	2.00%
Exchange Fee	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment.)	Investor Class Shares	Institutional Class Shares
Management Fee	1.00%	1.00%
Other Expenses	2.55%	1.60%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	3.56%	2.61%
Expense Reimbursement	(1.94)%	(1.25)%
Total Annual Fund Operating Expenses After Expense Reimbursement[1]	1.62%	1.36%
1
Wasatch Advisors LP, doing business as Wasatch Global Investors (Advisor), the Fund’s investment advisor, has contractually agreed to waive fees and/or reimburse the Investor Class shares and Institutional Class shares of the Fund for Total Annual Fund Operating Expenses in excess of 1.50% and 1.25%, respectively, of average daily net assets until at least January 31, 2024, excluding fees and expenses incurred in borrowing securities and selling portfolio securities short including enhanced custody fees (which include borrowing costs, financing fees and other charges paid in connection with borrowing the security to be sold short, and maintaining related margin collateral) and dividend expense on short sales/interest expense, acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment related costs, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business. The Fund may only make repayments to the Advisor for amounts reimbursed if such repayment does not cause the Fund’s expense ratio, after the repayment is taken into account, to exceed both (i) the expense cap in place at the time such amounts were waived; and (ii) the Fund’s current expense cap. The Board of Trustees is the only party that can terminate the contractual limitation prior to the contract’s expiration. The Advisor can rescind the contractual limitation on expenses at any time after its expiration date. Shareholder expenses will increase if the Advisor does not renew the contractual expense cap after its expiration date.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invested $10,000 in the applicable class of the Fund for the time periods indicated and then redeemed all of your shares at the end of those periods. The example also assumes that your investment had a 5% return each year and that operating expenses (as a percentage of net assets) of the Fund remained the same. This example reflects contractual fee waivers and reimbursements through January 31, 2024. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Greater China Fund — Investor Class	$165	$911	$1,679	$3,699
Greater China Fund — Institutional Class	$138	$692	$1,273	$2,851
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). Higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109% of the average value of its portfolio.
Principal Strategies
The Fund invests primarily in companies of all market capitalizations that are tied economically to the Greater China Region.
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities, typically common stock, of companies of all market capitalizations whose principal activities are economically tied to the Greater China Region. The equity securities in which the Fund may invest include common stock and depositary receipts, which are negotiable certificates typically issued by a bank representing stock owned in a foreign company. The Greater China Region includes: The People’s Republic of China (“PRC” or “China”), Hong Kong and Taiwan. The Advisor may make the determination about whether a security or instrument is economically tied to the Greater China Region based on one or more of the following criteria: (i) whether the issuer is organized under the laws of a country or administrative district within the Greater China Region; (ii) whether the issuer derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the Greater China Region; (iii) whether the issuer is headquartered or organized in the Greater China Region; (iv) whether the issuer’s principal place of business is in the Greater China Region; or (v) whether the security’s or instrument’s primary trading market(s) is in the Greater China Region.
The Fund may purchase common stock listed on the Hong Kong Stock Exchange (“China H-Shares”), the Taiwan Stock Exchange, and those listed as “China A-Shares“ and “China B-Shares” on the Shanghai Stock Exchange (SSE) (including the Science and Technology Board on the SSE) and the Shenzhen Stock Exchange (SZSE) (including the ChiNext Market on the SZSE) through programs available to foreign investors, including the Shanghai-Hong Kong Stock Connect program (“Shanghai Connect”), the Shenzhen-Hong Kong Stock Connect program (the “Shenzhen Connect”) (collectively, the “Stock Connect Programs”) and the Qualified Foreign Institutional Investor or Renminbi Qualified Foreign Institutional Investor programs. China A-Shares are the stock shares of mainland China-based companies that trade on the two Chinese stock exchanges, SSE and SZSE, and are quoted in renminbi. The Fund may also invest in companies economically tied to the Greater China Region by purchasing sponsored and unsponsored depositary receipts, including American, European and Global Depositary Receipts, and shares of Variable Interest Entities (“VIEs”), which are offshore shell companies that enter into contractual arrangements with China-based companies to gain economic exposure to those companies.
Some countries in the Greater China Region are considered to be emerging markets, including China.
Under normal circumstances, the Advisor travels extensively outside of the U.S. to visit the companies and expects to meet with senior management. The Advisor uses a process of quantitative screening followed by “bottom-up” fundamental analysis to identify individual companies that the Advisor believes have above average revenue and earnings growth potential.
The Fund may be invested in the local currency of a country in the Greater China Region in connection with executing foreign security transactions.
The Fund may invest a large percentage of its assets (greater than 5%) in a few sectors. As of the date of this Prospectus, these sectors were consumer discretionary, health care, industrials, financials, information technology, and consumer staples.
The Fund may invest a large percentage of its assets (greater than 5%) in a particular region or market, including China, Hong Kong, and Taiwan.
The Fund may invest in companies of any size, including early stage companies, which are companies that may be unproven and that may have limited or no earnings history, if the Advisor believes they have outstanding long-term growth potential.

The Fund is classified as a non-diversified mutual fund, which means that the Fund may invest a larger percentage of its assets in the securities of a small number of issuers than a diversified fund.
The Fund typically seeks to sell a security when the issuing company becomes overvalued relative to our analysis of its intrinsic long-term value.
Principal Risks
All investments carry some degree of risk that will affect the value of the Fund, its investment performance and the price of its shares. As a result, you may lose money if you invest in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.
The Fund is subject to the following principal investment risks:
Greater China Region Risk. The Fund is subject to risks associated with investments in the Greater China Region (China, Hong Kong, and Taiwan). Chinese governmental actions can have a significant effect on the economic conditions in a particular region or on a particular issuer or industry which could adversely affect the value and liquidity of investments. The Chinese government exercises significant control over China’s economy through, among other things, its industrial policies, monetary policies, management of currency exchange rates, and management of the payment of foreign currency-denominated obligations. Changes in these policies may adversely impact industries and companies in China and the Greater China Region. The economies of countries in the Greater China Region, particularly their export-oriented industries, may be adversely impacted by the developments in the economies and governmental actions of their principal trading partners, including the United States, such as the imposition of trading restrictions, tariffs and other protectionist trade policies. Further, China’s domestic-oriented industries may be particularly sensitive and adversely affected by changes in government policy and investment cycles as China’s consumer class continues to grow. China has historically managed its currency in a tight range relative to the U.S. dollar but this may be subject to greater uncertainty as exchange control regulations may be modified.
In addition, China’s long-running conflict over Taiwan’s sovereignty, border disputes with many neighbors and historically strained relations with other Asian countries could adversely impact the economies of countries in the Greater China Region. Additional risks include currency fluctuations, interest rate fluctuations, high market volatility, higher potential default rates, less liquidity, high rates of inflation, expropriation of property, confiscatory taxation, nationalization, trading halts, imposition of tariffs, limitations on repatriation of currency, exchange control regulations (including currency blockage) and differing legal, auditing, financial and reporting standards. The economies of countries in the Greater China Region differ from the economies of more developed countries in many respects. Economies of countries within the Greater China Region may experience different rates of growth, inflation, capital investment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade than more developed economies. These countries may be highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies, and their economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty and the imposition of tariffs and other protectionist trade policies. Furthermore, any spread of an infectious illness, public health threats or similar issues could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies of China and other countries in the Greater China Region, which in turn could adversely affect the Fund’s investments. Developing countries, such as those in the Greater China Region, may subject the Fund’s investments to a number of tax rules and the application of many of those rules may be uncertain. Although China has implemented various tax reforms in recent years, China may amend or revise its existing tax laws and/or procedures in the future possibly with a retroactive effect. Changes in applicable Chinese tax law could reduce the after-tax profits of the Fund, directly or indirectly, including by reducing the after tax profits of companies in China in which the Fund invests. Chinese taxes that may apply to the Fund’s investments include income tax or withholding tax on dividends, interest or gains earned by the Fund, business tax and stamp duty. Uncertainties in Chinese tax rules could result in unexpected tax liabilities for the Fund, which would adversely impact the Fund’s net asset value (NAV).
The Fund’s investments may also be impacted by accounting fraud, especially involving Chinese companies, whether incorporated inside or outside of the Greater China Region. Frequent intervention by the Chinese government, limits on credible corporate governance standards, limited transparency of market and accounting information, and limited oversight of accounting firms increase the risk of insider dealing, market manipulation, improper accounting and other corporate misconduct.
Risks of Investing in Chinese Securities. The Fund intends to invest in the securities of Chinese companies through various securities markets and investment vehicles, including China A-Shares through the Stock Connect Programs—The Shanghai-Hong Kong Stock Connect program and the Shenzhen-Hong Kong Stock Connect program, China H-Shares and China B-Shares, shares listed on U.S. exchanges, American Depositary Receipts (ADRs), and Variable Interest Entities (“VIEs”) traded on a stock exchange (as described below).
China A-Shares are the stock shares of mainland China-based companies that trade on the two Chinese stock exchanges—the Shanghai Stock Exchange (SSE) and the Shenzhen Stock Exchange (SZSE). Prices on these exchanges are quoted in renminbi. The Stock Connect Programs mentioned above are securities trading and clearing links programs with an aim to achieve mutual stock market access between mainland China and Hong Kong. Stock Connect Programs were developed by The

Stock Exchange of Hong Kong Limited (SEHK), the Hong Kong Exchanges and Clearing Limited, the SSE (in the case of the Shanghai Connect) or the SZSE (in the case of the Shenzhen Connect), and the China Securities Depository and Clearing Corporation (CSDC). Investing in China A-Shares is subject to trading, clearance, settlement and other procedures which could pose risks to the Fund, including illiquidity risk, currency risk, legal and regulatory risk, execution risk, operational risk, tax risk and credit risk. Purchase and ownership of China A-Shares is generally restricted to Chinese investors and may only be accessible to foreign investors under certain regulatory frameworks. China A-Shares may only be bought from, or sold to, a Fund from time to time where the relevant China A-Shares may be sold or purchased on the SSE or SZSE, as appropriate. The existence of a liquid trading market for China A-Shares may depend on whether there is a supply of, and demand for, China A-Shares. The SSE and SZSE, on which China A-Shares trade, are still developing and the market capitalization of, and trading volumes on those exchanges may be lower than those in more developed financial markets. Market volatility and settlement difficulties in the China A-Shares markets may result in significant fluctuation in the prices of the securities traded on such markets and thereby changes in the net asset value of the Fund. The China A-Shares markets are considered volatile and unstable under certain circumstances, for example, during the suspension of a particular stock, or government intervention. China A-Shares markets have a higher propensity for trading suspensions than many other global equity markets. As a result of differing legal standards, the Fund also faces the risk of being unable to enforce its rights with respect to its China A-Share holdings. Trading through the Stock Connect Programs is currently subject to a daily quota, which limits the maximum net purchases under the programs each day and, as such, buy orders for China A-Shares would be rejected once the daily quota is exceeded (although the Fund will be permitted to sell China A-Shares regardless of the daily quota). The daily quota may restrict the Fund’s ability to invest in China A-Shares through the Stock Connect Programs on a timely basis and could affect the Fund’s ability to effectively pursue its investment strategy. Further, the Stock Connect Programs, which rely on the connectivity of the Shanghai or Shenzhen markets with the Hong Kong market, are subject to operational risk, regulations that are relatively untested and are subject to change, and extended market closures for holidays or otherwise. During an extended market closure, the Fund’s ability to trade in China A-Shares will be impacted which may affect the Fund’s performance.
Trading suspensions in certain stocks and extended market closures could lead to greater market execution risk, valuation risks, liquidity risks and costs for the Fund. The Stock Connect Programs will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. Accordingly, an investment in China A-Shares though the Stock Connect Programs may subject the Fund to the risk of price fluctuations on days when the Chinese markets are open, but the Stock Connect Programs are not trading. Further, if one or both of the Chinese markets and the Hong Kong market are closed on a U.S. trading day, the Fund may not be able to acquire or dispose of China A-Shares in a timely manner.
The Stock Connect Programs do not have an extensive operating history and there is no certainty as to how current regulations or new regulations that may be adopted will be applied or interpreted in connection with the operations, legal enforcement and cross-border trades under the Stock Connect Programs. In addition, there can be no assurance that the Stock Connect Programs will be continued. The Fund may be adversely affected as a result of such changes. Further, different fees, costs and taxes are imposed on foreign investors acquiring China A-Shares through the Stock Connect Programs. These fees, costs and taxes may be higher than those imposed on other Chinese securities providing similar investment exposure.
In addition to China A-Shares, the Fund may also invest in other classes of shares, including B-Shares and H-Shares. B-Shares are allocated to both international and domestic investors and are denominated in U.S. dollars on the SSE and Hong Kong dollars on the SZSE. The B-Shares market is generally smaller and less liquid and has a smaller issuer base than the China A-Shares market. H-Shares are issued by companies incorporated in the PRC that derive substantial revenues from or allocate substantial assets in the PRC of issuers that also issue China A-Shares. H-Shares may trade at significant discounts or premiums to their China A-Share counterparts. These shares classes are subject to the political and economic policies of China.
The Fund may invest in securities listed on the ChiNext market of the SZSE via Shenzhen-Hong Kong Stock Connect. Listed companies on the ChiNext market are small. These are subject to higher fluctuation in stock prices, erratic volume, and less liquidity than companies listed on the main board of the SZSE. Securities listed on ChiNext may be overvalued, which may not be sustainable. The stock prices of these securities may be more susceptible to manipulation than those on the main board due to fewer circulating shares. It also may be more common and faster for companies listed on ChiNext to delist. This may have an adverse impact on the Fund if the companies that it invested in are delisted. Also, the rules and regulations regarding the quality of companies listed on ChiNext are less stringent in terms of profitability and share capital than those on the main board. Investments in securities listed on the ChiNext market may result in significant losses for the Fund and its investors.
The Fund may also invest in China A-Shares through the Qualified Foreign Institutional Investor (“QFI”) or Renminbi Qualified Foreign Institutional Investor systems (together, the “QFII Programs”). The Fund itself is not a QFI but may invest directly in QFI eligible securities through an entity granted QFI status. The Fund’s Advisor has been granted QFI status, through which the Fund can invest in QFI eligible securities. As a QFI, the Fund’s Advisor is required to comply with rules and restrictions applicable to QFIs under Chinese laws, rules, and regulations, which are subject to change. Current requirements include, among others, rules on remittance of principal, investment restrictions, lock-ups periods, and repatriation of principal and profits. Additionally, repatriation of proceeds from the sale of China A-Shares purchased through a QFI may be delayed. The QFI status of the Advisor could be revoked at any time, but in particular because of material violations of rules or regulations by the Advisor. If the Advisor loses its QFI status, the Fund may be unable to invest directly in QFI eligible securities and may be required to dispose of QFI eligible securities, which would likely have a material adverse effect on the Fund. In extreme circumstances, the Fund may incur significant loss of the Advisor’s QFI status is revoked/terminated because it may prevent the Fund from trading in securities important to the execution of the Fund’s investment strategy, or repatriating a Fund’s money.
The Fund may invest in stocks listed on the Science and Technology Innovation Board on the SSE (STAR Market) by either participating in the initial public offering of companies to be listed on the STAR Market or purchasing stocks that have been listed on the STAR Market. Investing in the STAR Market may expose the Fund to the general risks of investing in Chinese securities, and additional risks, including liquidity risk, delisting risk, market risk, correlation risk, pricing risk, and government policy risk.
The Fund may also invest a significant portion of its assets in securities of VIEs. In China, direct ownership of companies in certain sectors by foreign individuals and entities (including U.S. persons and entities such as the Fund) is prohibited. In order to facilitate foreign investment in these businesses, many Chinese companies have created VIEs to facilitate indirect foreign ownership. In such an arrangement, a China-based operating company typically establishes an offshore shell company in another jurisdiction such as the Cayman Islands. That shell company enters into service and other contracts with the China-based operating company, then issues shares on a stock exchange such as the New York Stock Exchange or the Hong Kong Stock Exchange. Foreign investors hold stock in the VIE shell company rather than directly in the China-based operating company. The VIE arrangement allows U.S. investors to obtain economic exposure to the China-based company indirectly through the contractual VIE structure rather than directly through the formal equity ownership structure.
VIEs are a common industry practice and well known to officials and regulators in China. However, VIEs are not formally recognized under Chinese law. Recently, the government of China provided new guidance to and placed restrictions on China-based companies raising capital offshore, including through VIE structures. Investors face uncertainty about future actions by the government of China that could significantly affect an operating company’s financial performance and the enforceability of the VIE shell company’s contractual arrangements. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure, or whether any new laws, rules or regulations relating to these structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Under extreme circumstances, China might prohibit the existence of VIEs, or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. If the Chinese government takes action affecting VIEs, the market value of the Fund’s associated portfolio holdings would likely suffer significant, detrimental, and possibly permanent effects, which could result in substantial investment losses.
In addition, Chinese companies, including Chinese companies listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries. As a result, information about the Chinese securities and VIEs in which the Fund invests may be less reliable or complete. As with other Chinese companies with securities listed on U.S. exchanges, U.S.-listed VIEs and American Depositary Receipts may be delisted if they do not meet U.S. accounting standards and auditor oversight requirements. Delisting would significantly decrease the liquidity and value of the securities, decrease the ability of the Fund to transact in such securities and may increase the costs of the Fund if it is required to seek other markets in which to transact in such securities. There also may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies, and shareholders may have limited legal remedies.
Asia Region Risk. The value of the Fund’s assets may be adversely affected by, among other things, political, economic, social and religious instability, inadequate investor protection, accounting standards and practices, changes in laws or regulations of countries within the Asia region, relations with other nations, natural disasters, corruption, civil unrest, and military activity. Countries in the Asia region, particularly China, Japan and South Korea, may be adversely affected by disputes with many of their neighbors and historically strained relations with Japan could adversely impact economies in the region. The economies of many Asian countries differ from the economies of more developed countries in many respects, such as the rate of growth, inflation, capital reinvestment, resource self-sufficiency, financial system stability, and sensitivity to changes in global trade. Certain Asian countries are highly dependent upon and may be affected by developments in the United States, Europe and other Asian economies. Asian economies and companies could be affected if global economic conditions deteriorate as a result of political instability and uncertainty. In addition, international trade could be affected by politically motivated actions in the U.S. and Europe, and by increased tensions with other nations.
Market Risk. Market risk is the risk that a particular security, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments due to, among other things, market movements over the short-term or over longer periods during more prolonged market downturns. In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments.

Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares and result in increased market volatility.
Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact the Fund’s performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Companies, including banks and financial services companies, could suffer losses if interest rates rise or economic conditions deteriorate.
Additional Market Disruption Risk. In February 2022, Russia commenced a military attack on Ukraine. In response, various countries, including the U.S., issued broad-ranging sanctions on Russia and certain Russian companies and individuals. Although the hostilities between the two countries may escalate and any existing or future sanctions could have a severe adverse effect on Russia’s economy, currency, companies and region, these events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities and sanctions may have a negative effect on the Fund’s investments and performance beyond any direct or indirect exposure the Fund may have to Russian issuers or those of adjoining geographic regions. The sanctions and compliance with these sanctions may impair the ability of the Fund to buy, sell, hold or deliver Russian securities and/or other assets, including those listed on U.S. or other exchanges. Russia may also take retaliatory actions or countermeasures, such as cyberattacks and espionage, which may negatively impact the countries and companies in which the Fund may invest. Accordingly, there may be a heightened risk of cyberattacks by Russia in response to the sanctions. The extent and duration of the military action or future escalation of such hostilities; the extent and impact of existing and any future sanctions, market disruptions and volatility; and the result of any diplomatic negotiations cannot be predicted.
In October 2023, Hamas launched an attack on Israel, which touched off a strong military response from Israel that closed borders and airspace, damaged infrastructure and resulted in significant civilian and military casualties in Israel and the Gaza Strip. The conflict has reignited regional tensions that threaten to involve other countries and factions. The continuing conflict and its escalation could have a severe adverse effect on the regional economy, currency, and companies. These events may negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in such countries and various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the hostilities may have a negative effect on any Fund’s investments in issuers of Israeli securities or in Israeli markets and performance, and may extend beyond any direct or indirect exposure the Fund may have to Israeli issuers or those of adjoining geographic regions. These and any related events could have a significant negative impact on the Fund’s investments as well as the Fund’s performance.
Global Pandemic Risk. The value of the Fund’s investments may be impacted by global health crises or other events. For example, an outbreak of the respiratory disease designated as Covid-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of Covid-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions; significant disruptions to business operations across many industries, to supply chains and to customer activity; and have resulted in event cancellations and restrictions; service cancellations, reductions and other changes; significant challenges in health care service preparation and delivery; and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant market volatility and disruption which may continue over extended periods. The ultimate impact of Covid-19 or other health emergencies on the domestic and global economies is impossible to predict accurately. Less developed countries and their health systems may be more vulnerable to these impacts. The impact of this Covid-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession and may adversely impact the value of an investment in the Fund.
Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.
Stock Selection Risk. The Fund is actively managed, and its performance therefore will reflect, in part, the ability of the portfolio manager(s) to select investments and to make investment decisions that are suited to achieving the Fund’s investment objective. The Advisor does not actively track the composition or weightings of market indexes (including the Fund’s benchmark index) or of the broader markets generally. As a result, the Fund could underperform its benchmark index and/or other funds with a similar investment objective and/or strategy or it may lose value even when the overall stock market is not in general decline.
Equity Securities Risk. Equity securities represent ownership in a company. They may be traded (bought or sold) on a securities exchange or stock market. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio invested in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies in which the Fund invests declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries such as labor shortages, an increase in production costs and changes in competitive conditions within an industry. In addition, the value of equity securities may decline due to, among other things, general market conditions not specifically related to a company or industry such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes in government regulations, the political situation, or generally adverse investor sentiment. Certain equity securities may be less liquid, meaning that they may be difficult to sell at a time or price that is desirable, than other types of securities, or they may be illiquid. Some securities exchanges or stock markets may also be less liquid or illiquid due to low trading volume.
Liquidity Risk. In addition, the trading market for a particular security or type of security in which the Fund invests may be significantly less liquid than developed or even emerging markets, and there may be little or no trading volume for a period of time for a particular security. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities quickly at a desired price when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. It may be difficult at times to sell such securities at any price, which could impact not only the daily net asset value (NAV) of the Fund, but also the composition of the portfolio if other securities must be sold to meet the Fund’s liquidity needs. Additionally, market quotations for such securities may be volatile and thus affect the daily NAV of the Fund.
Common Stock Risk. The equity securities in which the Fund may invest include common stock. The value of an investment in common stock may fluctuate due to the many risks generally affecting equity securities described above. Accordingly, the value of common stock may fall due to, among other things, changes in the activities, performance and financial condition of particular companies whose securities the Fund owns; general market and economic trends; changes in the industries in which the issuers of securities held by the Fund operate; regulatory changes; interest rate and currency changes; and investor perceptions. In addition, common stock holds the lowest priority in the capital structure of a company and therefore takes the largest share of the company’s risk and its accompanying volatility. The rights of common stockholders generally are subordinate to all other claims on a company’s assets, including preferred stockholders and debt holders with respect to the payment of dividends and upon the liquidation or bankruptcy of the issuing company. The common stock of a company that experiences financial distress may lose significant value or become worthless, and therefore the Fund could lose money if a company in which it invests becomes financially distressed.
Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the amount of taxation, limitations on the use or transfer of Fund assets, the degree of market regulation, settlement practices, the potential for permanent or temporary termination of trading, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security.
Currency Risk. Changes in currency exchange rates will affect the value of non-U.S. securities, the value of dividends and interest earned from such securities and gains and losses realized on the sale of such securities. The value of an investment denominated in a foreign currency will decline in U.S. dollar terms if that currency weakens against the U.S. dollar. The Fund may also acquire and hold the local currency of a foreign country in foreign exchange markets primarily for the purpose of effecting foreign securities transactions. When the Fund executes the securities transactions, there is the risk of the value of the foreign currency increasing or decreasing against the value of the U.S. dollar. While the Fund is permitted to hedge currency risks, the Advisor does not anticipate doing so at this time. Additionally, China also may restrict foreign investment in their securities and may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such controls may also have a significant effect on the value of the Fund’s holdings.
Depositary Receipts Risk. The Fund may invest in securities of foreign issuers in the form of depositary receipts. A depositary receipt is issued by a bank or trust company to evidence its ownership of securities of a non-local corporation. The Fund may invest in both sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs are receipts or shares typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation and are alternatives to purchasing the underlying securities directly in their national markets and currencies. EDRs are receipts in bearer form traded in the European securities markets that evidence a similar ownership arrangement, and GDRs are receipts issued throughout the world that also evidence a similar ownership arrangement. Investments in depositary receipts may be subject to many of the same risks associated with direct investments in the securities of foreign companies, such as currency, political, liquidity, regulatory, economic and market risks because their values depend on the performance of non-dollar denominated underlying foreign securities. The depositary receipts may also involve higher expenses and may trade at a discount (or premium) to the underlying security and their values may change materially at times when the U.S. markets are not open for trading. In addition, the currency of a depositary receipt may be different than the currency of the underlying securities into which it may be converted. Movements in the exchange rate between the local currency of the foreign security and the currency in which the depositary receipt is denominated may adversely affect the value of the depositary receipt even if the price of the foreign security does not change on its market. Even if the depositary receipt is denominated in U.S. currency, depositary receipts are subject to currency risk if the underlying security is denominated in a foreign currency. The Fund also may invest in sponsored or unsponsored depositary receipts. A sponsored depositary receipt is issued by a depositary that has a relationship with the issuer of the underlying security. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, the holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information or as current of information as would a holder of a sponsored depositary receipt since the issuer is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to holders of unsponsored depositary receipts. Unsponsored receipts may also involve higher expenses, be less liquid and have more volatile prices.
Country/Region Risk. Social, political and economic conditions and changes in regulatory, tax, or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region and industries can be sensitive to adverse social, political, economic, or regulatory developments.
Emerging Markets Risk. Within the Greater China Region, China and Taiwan are considered to be emerging markets. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, as well as highly volatile, substantially smaller and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, lack of or limited government oversight over securities exchanges and brokers, and the potential for government seizure of assets or nationalization of companies or other government interference in which case the Fund could lose all or a significant portion of its investment in a country.
Small Cap Company Stock Risk. Small-cap stocks may be very sensitive to changing economic conditions and market downturns because the issuers often have narrow markets for their products or services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small-cap companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.
Growth Stock Risk. Growth stock prices may be more sensitive to changes in companies’ current or expected earnings than the prices of other stocks, and growth stock prices may fall or may not appreciate in step with the broader securities markets. Growth companies may be newer or smaller companies and may retain a large part of their earnings for research, development or investments in capital assets.
Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and economic, political, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.
Consumer Discretionary Sector Risk. The consumer discretionary sector includes companies in industries such as consumer services, household durables, leisure products, textiles, apparel and luxury goods, hotels, restaurants, retailing, e-commerce, and automobiles. Companies in the consumer discretionary sector may be significantly impacted by the performance of the overall domestic and global economy and by interest rates. The consumer discretionary sector relies heavily on disposable household income and spending. Companies in this sector may be subject to severe competition, which may have an adverse impact on their respective profitability. The retail industry can be significantly affected by changes in demographics, and consumer tastes and shopping habits, which can also affect the demand for, and success of, consumer products and services in the marketplace. The automotive industry is highly cyclical and can be significantly affected by labor relations and fluctuating component prices.
Health Care Sector Risk. The health care sector includes companies in the health care equipment and services, and pharmaceuticals, biotechnology and life sciences industry groups. Health care companies are strongly affected by worldwide scientific or technological developments. Their products may rapidly become obsolete. Many health care companies are also subject to significant government regulation and may be affected by changes in government policies. Companies in the pharmaceuticals, biotechnology and life sciences industry group in particular are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of such companies. These companies are also subject to extensive litigation based on product liability and other similar claims. Many new products are subject to government approval and the process of obtaining government approval can be long and costly, and even approved products are susceptible to obsolescence. These companies are also subject to competitive forces that may make it difficult to increase prices, or that may lead to price reductions.

Industrials Sector Risk. The industrials sector includes companies in the capital goods, commercial and professional services and transportation industry groups, including companies engaged in the business of human capital management, business research and consulting, air freight and logistics, airlines, maritime shipping and transportation, railroads and trucking, transportation infrastructure, and aerospace and defense. Companies in the industrials sector can be significantly affected by general economic trends, including such factors as employment and economic growth, interest rate changes, changes in consumer spending, legislative and government regulation and spending, import controls, commodity prices, and worldwide competition. Changes in the economy, fuel prices, labor agreements, and insurance costs may result in occasional sharp price movements in transportation securities. Aerospace and defense companies rely, to a significant extent, on government demand for their products and services. The financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by government defense spending policies.
Financials Sector Risk. The financials sector includes companies in the banks, diversified financials, and insurance industry groups. Companies in the financials sector are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Banking companies, including thrifts and mortgage finance and consumer finance companies, may be affected by extensive government regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect banking companies. Banking companies may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value. Capital markets, a sub-industry of diversified financials, may be affected by extensive government regulation as well as economic and other financial events that could cause fluctuations in the stock market, impacting the overall value of investments. The insurance industry may be affected by extensive government regulation and can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Different segments of the insurance industry can be significantly affected by natural disasters, mortality and morbidity rates, and environmental clean-up.
Information Technology Sector Risk. The information technology sector includes companies in the software and services, technology hardware and equipment, and semiconductors and semiconductor equipment industry groups. Companies in the information technology sector are subject to rapid obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions. Stocks of companies in the information technology sector, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technological developments, fixed rate pricing, and the ability to retain skilled employees can significantly affect the industries in the information technology sector. Additionally, success in the internet services and infrastructure industry is subject to continued demand for internet services.
Consumer Staples Sector Risk. The consumer staples sector includes companies in the food and staples retailing, food, beverage and tobacco, and household and personal products industry groups. Companies in the consumer staples sector may be affected by demographics and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, changes in consumer demands, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies may be subject to government regulations that may affect the permissibility of using various food additives and production methods. Tobacco companies may be adversely affected by regulation, legislation and/or litigation.
Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.
Non-Diversification Risk. The Fund can invest a larger portion of its assets in the stocks of a limited number of companies than a diversified fund, which means it may have more exposure to the price movements of a single security or small group of securities than funds that diversify their investments among many companies.
Operational and Cybersecurity Risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of the Fund’s securities may negatively impact performance. Operational risk may arise from human error, errors by third parties, communication errors, or technology failures, among other causes. The Fund also relies on a range of services from third-parties, including custody. Any delay or failure in the services provided to the Fund may negatively affect the Fund and its ability to meet its investment objective. Although the Fund and the Fund’s investment adviser seek to reduce operational risks through controls and/or procedures, it is not possible to identify and address all such risks and there is no way to completely protect against or mitigate such risks.

Government and Regulatory Risk. The risk that governments or regulatory authorities may take actions that could adversely affect markets in which the Fund invests and in the economy, more generally. Government and regulatory authorities may also act to increase the scope or burden of regulations applicable to the Fund and to the companies in which the Fund invests. Such legislation or regulation could restrict the ability of the Fund to fully implement its investment strategies, either generally or with respect to certain securities, industries or countries and could limit or preclude the Fund’s ability to achieve its investment objective.
Historical Performance
The following tables provide information on how the Fund has performed over time. Performance in this section represents past performance (before and after taxes) which is not necessarily indicative of how the Fund will perform in the future. Performance for the Fund’s Investor Class shares would be substantially similar to that for Institutional Class shares because the shares are invested in the same portfolio of securities and would differ only to the extent that Institutional Class shares have different expenses. The bar chart below is intended to provide you with an indication of the risks of investing in the Fund by showing the Fund’s performance from year to year, as represented by the Investor Class of the Fund. The table below is designed to help you evaluate your risk tolerance by showing the best and worst quarterly performance of the Fund’s Investor Class for the calendar years shown in the bar chart. The average annual total returns table below allows you to compare the performance of the Fund’s Investor Class and Institutional Class shares over the time periods indicated to that of a broad-based market index. After-tax returns are shown for the Investor Class only. After-tax returns for the Institutional Class will vary. Performance information is updated regularly and is available on the Fund’s website wasatchglobal.com.
Wasatch Greater China Fund — Investor Class
Year by Year Total Returns

Best and Worst Quarterly Returns
Best — 12/31/2022	13.05%
Worst — 9/30/2022	-22.03%

Average Annual Total Returns (as of 12/31/22)	1 Year	Since Inception (Investor Class)	Since Inception (Institutional Class)
Investor Class (Inception Date 11/30/2020)
Return Before Taxes	-30.09%	-17.12%	N/A
Return After Taxes on Distributions	-31.69%	-18.04%	N/A
Return After Taxes on Distributions and Sale of Fund Shares	-17.77%	-13.06%	N/A
Institutional Class (Inception Date 11/30/2020)
Return Before Taxes	-30.14%	N/A	-17.19%
MSCI China Index* (reflects no deductions for fees, expenses or taxes)	-21.93%	-20.01%	-20.01%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
The Fund’s Investor Class returns after taxes on distributions and sale of Fund shares may be higher than the returns before taxes and after taxes on distributions because they include the effect of a tax benefit an investor may receive from capital losses that would have been incurred.

*Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.
Portfolio Management
Investment Advisor
Wasatch Advisors LP d/b/a Wasatch Global Investors
Portfolio Managers
Dan Chace, CFA Lead Portfolio Manager Since Inception	Pedro Huerta, CFA Associate Portfolio Manager Since Inception	Allison He, CFA Associate Portfolio Manager Since Inception	Kai Pan, PhD Associate Portfolio Manager Since Inception

Kevin Unger, CFA Associate Portfolio Manager Since Inception
Purchase and Sale of Fund Shares
Investment Minimums	Investor Class	Institutional Class
New Accounts	$2,000	$100,000
New Accounts with an Automatic Investment Plan	$1,000	—
Individual Retirement Accounts (IRAs)	$2,000	—
Coverdell Education Savings Accounts	$1,000	—

Subsequent Purchases	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	—
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Institutional Class shares are offered to all types of investors, provided that the investor meets the minimum investment threshold for Institutional Class shares.
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Account minimums are waived for accounts held in qualified retirement or profit sharing plans opened through a third party service provider or record keeper, and may be waived for omnibus accounts established by financial intermediaries where the investment in the Fund is expected to meet the minimum investment amount within a reasonable time period as determined by the Advisor. Investors and/or registered investment advisors (RIAs) and broker-dealers may generally meet the minimum investment amount by aggregating multiple accounts with common ownership or discretionary control within the Fund.
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You may purchase, sell (redeem) or exchange Fund shares on any day the New York Stock Exchange is open for business.
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To open a new account directly with Wasatch Funds or to purchase shares for an existing account, go online at wasatchglobal.com. For a new account, complete and electronically submit the online application. Accounts for third parties, trusts, corporations, partnerships and other entities may not be opened online and are not eligible for online transactions. By telephone, complete the appropriate application and call a shareholder services representative at 800.551.1700 for instructions on how to open or add to an account via wire. To open a new account by mail, complete and mail the application and any other materials (such as a corporate resolution for corporate accounts) and a check. To add to an existing account, complete the additional investment form from your statement or write a note that includes the Fund name and Class of shares (i.e., Investor Class or Institutional Class), name(s) of investor(s) on the account and the account number. Send materials to: Wasatch Funds, P.O. Box 2172, Milwaukee, WI 53201-2172 or via overnight delivery to: Wasatch Funds, 235 W. Galena St., Milwaukee, WI 53212.
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To sell shares purchased directly from Wasatch Funds, go online at wasatchglobal.com, or call a shareholder services representative at 800.551.1700 if you did not decline the telephone redemption privilege when establishing your account. Redemption requests may be sent by mail or overnight delivery to the appropriate address shown above. Include your name, Fund name, Class of shares (i.e., Investor Class or Institutional Class), account number, dollar amount of shares to be sold, your daytime telephone number, signature(s) of account owners (sign exactly as the account is registered) and Medallion signature guarantee (if required). For IRA accounts, please obtain an IRA Distribution Form online from wasatchglobal.com or by calling a shareholder services representative.

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Fund shares may be bought or sold through banks or investment professionals, including brokers that may have agreements with the Fund’s Distributor to offer shares when acting as an agent for the investor. An investor transacting in the Fund’s shares in these programs may be required to pay a commission and/or other forms of compensation to the bank, investment professional or broker.
Tax Information
The Fund intends to make distributions. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor or its affiliates may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or your individual financial advisor to recommend the Fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.
Investor: WAGCX — Institutional: WGGCX